PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT (this “Agreement”) dated as of this 29th day of August, 2007 is made among each of the Pledgors listed on the signature pages hereof (each, a   “Pledgor”), the holders of the Notes (as defined herein) listed as the Secured Parties on the signature pages hereof (each, a “Secured Party”) and Wollmuth Maher & Deutsch LLP, as collateral agent (the “Collateral Agent”) hereunder for the benefit of the Secured Parties.

WHEREAS, each Secured Party has purchased 10% Senior Secured Convertible Promissory Notes (the “Notes”) of Terra Nostra Resources Corp. (the “Company”) pursuant to a Securities Purchase Agreement (the “Securities Purchase Agreement” and the transactions contemplated by such Securities Purchase Agreement shall be referred to as the “Offering”) between such Secured Party and the Company; and

WHEREAS, it is a condition to the obligations of each Secured Party under the Securities Purchase Agreement that the Pledgor pledge the Collateral and deliver this Pledge Agreement; and

WHEREAS, Pledgor as a major shareholder of Company has agreed to pledge the Collateral (as defined herein) as security for the full and punctual observance and performance of the covenants and agreements contained herein and in the Notes.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, hereby agree as follows:

SECTION .  The Security Interests.

In order to secure the full and punctual observance and performance of the covenants and agreements contained herein and in the Notes:

(a)

Pledgor hereby assigns and pledges to the Collateral Agent, as agent of and for the benefit of the Secured Parties, and grants to the Collateral Agent, as agent of and for the benefit of the Secured Parties, security interests in and to, and a lien upon and right of setoff against, and transfers to the Collateral Agent, as agent of and for the benefit of the Secured Parties, as and by way of a security interest having priority over all other security interests, with power of sale, all of its right, title and interest in and to the Collateral (as defined below).  The Collateral Agent shall have all of the rights, remedies and recourses with respect to the Collateral afforded a secured party by the UCC, in addition to, and not in limitation of, the other rights, remedies and recourses afforded to the Collateral Agent by this Agreement.

(b)

On or prior to the date of this Agreement, Pledgor shall deliver to the Collateral Agent in pledge hereunder 19,748,934 shares of Common Stock, in the manner provided in Section 6(b) (the “First Pledgor Shares”). Within ten (10) business days of the date of this Agreement, Pledgor shall deliver to the Collateral Agent in pledge hereunder 1,282,204 shares of Common Stock, in the manner provided in Section 6(b) (the “Second Pledgor Shares”, together with the First Pledgor Shares, the “Pledgor Shares”). All Pledgor Shares delivered by Pledgor pursuant to this Section 1(b), in a manner provided in Section 6(b), shall be deemed to be Collateral.

(c)

If the Company at any time issues to Pledgor in respect of any Common Stock constituting Collateral hereunder any additional or substitute shares of capital stock of any class (or any security entitlements in respect thereof), Pledgor shall immediately pledge and deliver to the Collateral Agent in accordance with Section 6(b) all such shares and security entitlements as additional Collateral hereunder.  In addition, if (i) the Company issues any additional Notes, the Pledgor, or any additional Pledgors, shall, if necessary, deliver to the Collateral Agent pursuant to Section 6(b), additional Collateral as may be reasonably required by the Secured Party in connection with providing consent for any subsequent incurrence of debt as provided in the Note and (ii) the Pledgor, or any additional Pledgors, acquires any additional shares of Common Stock after the date of this Agreement, Pledgor shall,  deliver to the Collateral Agent such additional shares as additional Collateral hereunder.

(d)

The Security Interests are granted as security only and shall not subject the Collateral Agent or any Secured Party to, or transfer or in any way affect or modify, any obligation or liability of Pledgor or the Company with respect to any of the Collateral or any transaction in connection therewith.

SECTION .  Definitions

Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Note.  As used herein, the following words and phrases shall have the following meanings:

 “Collateral” means (i) the Pledged Items, including those described in Section 1(b); (ii) all additions to and substitutions for such Pledged Items (including, without limitation, any securities, cash or instruments or other property delivered or pledged pursuant to Section 1(c), Section 5(a) or 6(b)); (iii) all income, proceeds and collections received or to be received, or derived or to be derived, now or any time hereafter (whether before or after the commencement of any proceeding under applicable bankruptcy, insolvency or similar law, by or against Pledgor, with respect to Pledgor) from or in connection with the Pledged Items (including, without limitation, any shares of capital stock issued by the Company in respect of any Common Stock constituting Collateral or any cash, securities or other property distributed in respect of or exchanged for any Common Stock constituting Collateral, or into which any such Common Stock is converted, in connection with any Fundamental Change, and any security entitlements in respect of any of the foregoing); and (iv) all powers and rights now owned or hereafter acquired under or with respect to the Pledged Items, as provided herein.

“Collateral Agent” means the Person identified as such in the preamble hereto, or any successor appointed in accordance with Section 9.

“Collateral Event of Default” means, at any time, the occurrence and continuation of either of the following:  (A) failure to deliver any additional Collateral pursuant to Section 1(c)

or failure at any time of the Security Interests to constitute valid and perfected security interests in all of the Collateral, subject to no prior or equal Lien, or assertion of such by Pledgor or the Company in writing, in each case for a period of more than ten (10) Business Days following notice thereof to the Pledgor

“Common Stock” means the common stock, par value $0.001 per share, of the Company.

“Company” means Terra Nostra Resources Corp, a Nevada corporation.

“Event of Default” has the meaning provided in the Notes.

“Fundamental Change” has the meaning provided in the Notes.

 “Location” means, with respect to any party, the place such party is “deemed located” within the meaning of Section 9-307(b)(1) of the UCC.

“Notes” has the meaning provided in the preamble hereto.

 “Person” means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Pledged Items” means, as of any date, any and all Common Stock, owned by Pledgor and delivered to the Collateral Agent to be held by the Collateral Agent under this Agreement.

“Pledgor” has the meaning provided in the preamble hereto.

“Pledgor Shares” means, as of the date hereof, Pledgor’s 21,031,138 shares of Common Stock.

“Secured Parties” has the meaning provided in the preamble hereto.

“Security Interests” means the security interests in the Collateral created hereby.

“UCC” means the Uniform Commercial Code as in effect in the State of New York.

SECTION .  Representations and Warranties of Pledgor

On the date hereof and continuing at all times until termination of this Agreement (including on each date on which additional Collateral is pledged hereunder), Pledgor hereby represents and warrants to the Collateral Agent and each Secured Party that:

(a)

 (i) As of the date hereof, the Pledgor Shares represents Pledgor’s entire ownership position (whether owned directly by Pledgor or indirectly for which Pledgor maintains control) in the Company’s Common Stock;  (ii) Pledgor acquired and made full payment for all shares of Common Stock pledged hereunder (or in respect of which security entitlements are pledged hereunder) and owns and, at all times prior to the release of the Collateral pursuant to the terms of this Agreement, will own the Collateral free and clear of any Liens (other than the

Security Interests); and (iii) Pledgor is not and will not become a party to or otherwise be bound by any agreement, other than this Agreement, that (x) restricts in any manner the rights of any present or future owner of the Collateral with respect thereto or (y) provides any person other than the Pledgor, the Collateral Agent, the Secured Parties or any securities intermediary through whom any Collateral is held (but, in the case of any such securities intermediary, only with respect of Collateral held through it) with control (as defined in Section 8-106 of the UCC) with respect to any Collateral.

(b)

Other than financing statements or other similar or equivalent documents or instruments with respect to the Security Interests, no financing statement, security agreement or similar or equivalent document or instrument covering all or any part of the Collateral is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect a lien, security interest or other encumbrance of any kind on such Collateral.

(c)

All shares of Common Stock at any time pledged hereunder (or in respect of which security entitlements are pledged hereunder) are and will be (i) certificated (and the certificate or certificates in respect of such shares of Common Stock are and will be located in the United States) and registered in the name of Pledgor or held through a securities intermediary whose securities intermediary’s jurisdiction (within the meaning of Section 8-110(e) of the UCC) is located in the United States (other than in South Carolina or Rhode Island) or (ii) uncertificated and either registered in the name of Pledgor or held through a securities intermediary whose securities intermediary’s jurisdiction (within the meaning of Section 8-110(e) of the UCC) is located in the United States (other than in South Carolina or Rhode Island), and, in any event subject to the control (as defined in the UCC) of the Collateral Agent.

(d)

Upon (i) the delivery of certificates evidencing any Common Stock to the Collateral Agent in accordance with Section 6(b)(A) or the registration of uncertificated Common Stock in the name of the Collateral Agent or its nominee in accordance with Section 6(c)(B), the Collateral Agent will have, for the benefit of the Secured Parties, a valid and, as long as the Collateral Agent retains possession of such certificates or such uncertificated Common Stock remains so registered, perfected security interest therein, in respect of which the Collateral Agent will have control, subject to no other Lien and (ii) the crediting of any Common Stock to a segregated account of the Collateral Agent in accordance with Section 6(b)(C), the Collateral Agent will have, for the benefit of the Secured Parties, a valid and, so long as such Common Stock continues to be credited to the account of the Collateral Agent, perfected security interest in a security entitlement in respect thereof, in respect of which the Collateral Agent will have control, subject to no other Lien

(e)

No registration, recordation or filing with any Person is required in connection with the execution and delivery of this Agreement or necessary for the validity or enforceability hereof or for the perfection or enforcement of the Security Interests.

(f)

The execution, delivery and performance by the Pledgor of this Agreement have been duly authorized by all necessary action on the part of the Pledgor and do not and will not violate, contravene or constitute a default under any provision of applicable law or regulation or of the constitutive documents of the Pledgor or of any material agreement, judgment, injunction, order, decree or other instrument binding upon the Pledgor.

(g)

(h)

This Agreement constitutes a valid and legally binding agreement of the Pledgor enforceable against the Pledgor in accordance with its terms.

(i)

Pledgor has not performed and will not perform any acts that might prevent the Collateral Agent from enforcing any of the terms of this Agreement or that might limit the Collateral Agent in any such enforcement.

(j)

The Location of Pledgor is the address set forth in Section 10(c).

SECTION .  Representations, Warranties and Agreements of the Collateral Agent

The Collateral Agent represents and warrants to, and agrees with, Pledgor and each Secured Party that:

(a)

Collateral Agent is duly formed and validly existing and in good standing under the laws of the jurisdiction of its formation, and has all powers and all material governmental licenses, authorizations, consents and approvals required to enter into, and perform its obligations under, this Agreement.

(b)

The execution, delivery and performance by the Collateral Agent of this Agreement have been duly authorized by all necessary action on the part of the Collateral Agent and do not and will not violate, contravene or constitute a default under any provision of applicable law or regulation or of the constitutive documents of the Collateral Agent or of any material agreement, judgment, injunction, order, decree or other instrument binding upon the Collateral Agent.

(c)

This Agreement constitutes a valid and legally binding agreement of the Collateral Agent enforceable against the Collateral Agent in accordance with its terms.

(d)

The Collateral Agent has not and will not enter into any agreement pursuant to which any person other than the Collateral Agent, the Secured Parties or any securities intermediary through whom any Collateral is held (but in the case of any such securities intermediary only in respect of Collateral held through it) has or will have control (within the meaning of Section 8-106 of the UCC) with respect to any Collateral.

(e)

Upon the delivery of certificates evidencing any Common Stock to the Collateral Agent in accordance with Section 6(b)(A) or the registration of uncertificated Common Stock in the name of the Collateral.

(f)

 Agent or its nominee in accordance with Section 6(b)(B), the Collateral Agent will have, for the benefit of the Secured Parties, a valid and, as long as the Collateral Agent retains possession of such certificates or such uncertificated Common Stock remains so registered, perfected security interest therein, in respect of which the Collateral Agent will have control, subject to no other Lien.

SECTION .  Certain Covenants of Pledgor

Pledgor agrees that, so long as any of the Company’s obligations under the Notes remain outstanding:

(a)

Pledgor shall ensure at all times that a Collateral Event of Default shall not occur, and shall pledge additional Collateral in the manner described in Sections 6(a) and 6(b) as necessary to cause such requirement to be met.

(b)

Pledgor shall, at the expense of Pledgor and in such manner and form as the Collateral Agent may require, give, execute, deliver, file and record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or desirable in order to create, preserve, perfect, substantiate or validate any security interest granted (on a first priority basis) pursuant hereto or to enable the Collateral Agent to exercise and enforce its rights and the rights of the Secured Parties hereunder with respect to such security interest.  To the extent permitted by applicable law, Pledgor hereby authorizes the Collateral Agent to execute and file, in the name of Pledgor or otherwise, UCC financing or continuation statements (which may be carbon, photographic, photostatic or other reproductions of this Agreement or of a financing statement relating to this Agreement) that the Collateral Agent in its sole discretion may deem necessary or appropriate to further perfect, or maintain the perfection of, the Security Interests.

(c)

Pledgor shall warrant and defend its title to the Collateral, subject to the rights of the Collateral Agent and Secured Parties, against the claims and demands of all persons.  The Collateral Agent and the Secured Parties (or, as they may agree, one of them) may elect, but without an obligation to do so, to discharge any Lien of any third party on any of the Collateral.

(d)

Pledgor agrees that it shall not change (1) its name or identity in any manner or (2) its Location, unless in either case (A) it shall have given the Collateral Agent not less than fifteen (15) days’ prior notice thereof and (B) such change shall not cause any of the Security Interests to become unperfected or subject any Collateral to any other Lien.

(e)

Pledgor agrees that so long as the Notes are outstanding it shall not (1) create or permit to exist any Lien (other than the Security Interests) upon or with respect to the Collateral, (2) sell or otherwise dispose of, or grant any option with respect to, any of the Collateral or (3) enter into or consent to any agreement pursuant to which any person other than the Pledgor, the Collateral Agent, the Secured Parties and any securities intermediary through whom any of the Collateral is held (but in the case of any such securities intermediary only in respect of Collateral held through it) has or will have control (within the meaning of Section 8-106 or 9-104 of the UCC) in respect of any Collateral.

(f)

Pledgor agrees to notify the Collateral Agent in writing immediately, and in any event within two (2) Business Days following the acquisition by the Pledgor of any additional shares of Common Stock after the date of this Agreement.

(g)

SECTION .  Administration of the Collateral and Delivery of Additional Collateral.

(a)

Pledgor may pledge substitute Collateral hereunder at any time and shall pledge additional Collateral if at any time additional Notes are issued pursuant to the terms of the Note as set forth in Section 1(c) hereof or if the Pledgor acquires any additional shares of Common Stock after the date of this Agreement.  If any such additional Notes are issued, such Pledgor shall deliver additional Collateral to the Collateral Agent no later than the closing date with respect to the issuance of such additional Notes.  If any additional Collateral is required to be delivered pursuant to Section 1(c) (other than as a result of the issuance of additional Notes),Pledgor shall deliver such additional Collateral to the Collateral Agent within five (5) Business Days of receipt by the Pledgor.  Concurrently with the delivery of any additional or substitute Collateral, Pledgor shall deliver to the Collateral Agent a certificate of Pledgor substantially in the form of Exhibit A hereto and dated the date of such delivery, (A) identifying the additional items of Collateral being pledged and (B) certifying that with respect to such items of additional Collateral the representations and warranties contained in Section 3 are true and correct with respect to such Collateral and otherwise on and as of the date thereof.  In the event of more than one Pledgor, the obligations of each Pledgor to deliver additional Collateral hereunder shall be joint and several and the failure of any Pledgor to pledge additional Collateral shall not discharge the obligation of any other Pledgor.  If any substitute Collateral (rather than additional Collateral) is pledged pursuant to this Section 6(a), the Collateral Agent shall release a number of shares of Common Stock from the Security Interests created hereunder equivalent to such substitute Collateral and return such shares of Common Stock to the Pledgor.

(b)

Any delivery of Common Stock as Collateral to the Collateral Agent by Pledgor shall be effected (A) in the case of Collateral consisting of certificated Common Stock registered in the name of Pledgor, by delivery of certificates representing such Common Stock to the Collateral Agent, accompanied by any required transfer tax stamps, and indorsed and otherwise in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank, with signatures appropriately guaranteed, all in form and substance satisfactory to the Collateral Agent, (B) in the case of Collateral consisting of uncertificated Common Stock registered in the name of Pledgor, by transmission by Pledgor of an instruction to the issuer of such Common Stock instructing such issuer to reg ister such Common Stock in the name of the Collateral Agent or its nominee, accompanied by any required transfer tax stamps, and the issuer’s compliance with such instructions or (C) in the case of Common Stock in respect of which security entitlements are held by Pledgor, by the crediting of such Common Stock, accompanied by any required transfer tax stamps, to a segregated account of the Collateral Agent.  Upon delivery of any such Pledged Item under this Agreement, the Collateral Agent shall examine such Pledged Item and any certificates delivered pursuant to Section 6(a) or otherwise pursuant to the terms hereof in connection therewith to confirm that they comply as to form with the requirements for Collateral.

(c)

If on any Business Day the Collateral Agent determines that a Collateral Event of Default shall have occurred, the Collateral Agent shall promptly notify Pledgor and Secured Parties of such determination by telephone call to Pledgor and to each Secured Party followed by a written confirmation of such call.

(d)

(e)

In the event of an Event of Default, the Collateral Agent shall, upon request of Secured Parties holding a majority of the aggregate principal amount of the outstanding Notes, cause any or all of the Common Stock pledged hereunder registered in the name of Pledgor or its nominee to be transferred of record into the name of the Collateral Agent or its nominee.  Pledgor shall promptly give to the Collateral Agent and Secured Parties copies of any notices or other communications received by Pledgor with respect to Common Stock pledged hereunder registered, or held through a securities intermediary, in the name of Pledgor or its nominee and the Collateral Agent shall promptly give to Pledgor and Secured Parties copies of any notices and communications received by the Collateral Agent with respect to Common Stock pledged hereunder registered, or held through a securities intermediary, in the name of the Collateral Agent or its nominee.

(f)

Pledgor agrees that it shall forthwith upon demand pay to the Collateral Agent or the Secured Parties, as the case may be:

(i)

amount of any taxes that the Collateral Agent or such Secured Party may have been required to pay by reason of the Security Interests or to free any of the Collateral from any Lien thereon, and

(ii)

the amount of any and all out-of-pocket expenses, including the fees and disbursements of counsel and of any other experts, that the Collateral Agent or such Secured Party may incur in connection with (A) the enforcement of this Agreement or the Notes, including such expenses as are incurred to preserve the value of the Collateral and the validity, perfection, rank and value of the Security Interests, (B) the collection, sale or other disposition of any of the Collateral, (C) the exercise by the Collateral Agent of any of the rights conferred upon it hereunder or (D) any Event of Default.

Any such amount not paid on demand shall bear interest (computed on the basis of a year of 360 days and payable for the actual number of days elapsed) at a rate per annum equal to 5% plus the rate reported by Bloomberg Financial L.P. as the prime rate.

SECTION .  Income and Voting Rights in Collateral

(a)

The Collateral Agent shall have the right to receive and retain as Collateral hereunder, for the benefit of the Secured Parties, all proceeds of the Collateral and Pledgor shall take all such action as the Collateral Agent shall deem necessary or appropriate to give effect to such right.  All such proceeds, including, without limitation, all dividends and other payments and distributions that are received by Pledgor, shall be received in trust for the benefit of the Collateral Agent and Secured Parties and, if the Collateral Agent so directs shall be segregatedfrom other funds of Pledgor and shall, forthwith upon demand by the Collateral Agent be paid over to the Collateral Agent as Collateral in the same form as received (with any necessary endorsement).

(b)

Unless an Event of Default shall have occurred and be continuing, Pledgor shall have the right, from time to time, to vote and to give consents, ratifications and waivers with respect to the Collateral, and the Collateral Agent shall, upon receiving a written request from

Pledgor, accompanied by a certificate of the Company stating that no Event of Default has occurred and is continuing, deliver to Pledgor, or as specified in such request, such proxies, powers of attorney, consents, ratifications and waivers in respect of any of the Collateral that is registered, or held through a securities intermediary, in the name of the Collateral Agent or its nominee, as shall be specified in such request, and shall be in form and substance satisfactory to the Collateral Agent.

(c)

If an Event of Default shall have occurred and be continuing, the Collateral Agent shall have the right, to the extent permitted by law, and Pledgor shall take all such action as may be necessary or appropriate to give effect to such right, to vote and to give consents, ratifications and waivers, and to take any other action with respect to any or all of the Collateral with the same force and effect as if the Collateral Agent were the absolute and sole owner thereof.

SECTION .  Remedies upon Events of Default

(a)

If any Event of Default shall have occurred and be continuing, the Collateral Agent may exercise on behalf of the Secured Parties holding a majority of the outstanding principal of the Notes (and shall so exercise at the direction of such Secured Parties) all the rights of a secured party under the Uniform Commercial Code (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, shall, at the direction of such Secured Parties, sell all of the Collateral, or such lesser portion thereof as may be necessary to generate proceeds sufficient to satisfy in full all of the obligations of the Company under the Notes or hereunder, at public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery, and at such price or prices as the Collateral Agent may deem commercially reasonable.  Pledgor covenants and agrees that it will execute and deliver such documents and take such other action as the Collateral Agent deems necessary or advisable in order that any such sale may be made in compliance with law.  Upon any such sale, the Collateral Agent shall have the right to deliver, assign and transfer to the buyer thereof the Collateral so sold.  Each buyer at any such sale shall acquire the Collateral so sold absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of Pledgor that may be waived or any other right or claim of Pledgor.  The notice (if any) of such sale required by Section 9-613 of the UCC shall (1) in case of a public sale, state the time and place fixed for such sale, (2) in case of sale at a broker’s board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Collateral, or the portion thereof so being sold, will first be offered for sale at such board or exchange, and (3) in the case of a private sale, state the day after which such sale may be consummated.  Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix in the notice of such sale.  At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may determine.  The Collateral Agent shall not be obligated to make any such sale pursuant to any such notice.  The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned.  In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the selling price is paid by the buyer thereof, but the Collateral Agent shall not incur any liability in case of the failure of such buyer to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice.  The Collateral Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.  The Collateral Agent or any other Secured Party or any of their respective affiliates may be the purchaser, licensee, assignee or recipient of the Collateral or any part thereof at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold, assigned or licensed at such sale, to use and apply any of the obligations secured hereunder owed to such Person as a credit on account of the purchase price of the Collateral or any part thereof payable by such Person at such sale.

The Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the “Securities Act”), and applicable state securities laws or other prohibitions contained in laws, rules and regulations of governmental authorities, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will certify, among other things, that they are acquiring the Collateral for their own account, for investment and not with a view to the distribution or resale thereof or that otherwise satisfy the requirements of such governmental authorities. The Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the Collateral Agent that those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, agrees that any private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if the Pledgor or the issuer, as the case may be, would agree to do so.  If the Collateral Agent determines to exercise its right to sell any or all of the Collateral, upon written request, Pledgor shall from time to time furnish to the Collateral Agent all such information as the Collateral Agent may request in order to determine the number of securities included in the Collateral which may be sold by the Collateral Agent as exempt transactions under the Securities Act and the rules of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

(b)

Pledgor hereby irrevocably appoints the Collateral Agent its true and lawful attorney, with full power of substitution, in the name of Pledgor, the Collateral Agent or any Secured Party or otherwise, for the sole use and benefit of the Collateral Agent and the Secured Parties, but at the expense of Pledgor, to the extent permitted by law, to exercise, at any time and from time to time while an Event of Default has occurred and is continuing, all or any of the following powers to be performed at the sole direction of the Secured Parties holding a majority of the outstanding principal amount of the Notes with respect to all or any of the Collateral:

(i)

to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof;

(ii)

(iii)

to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto;

(iv)

to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the Collateral Agent were the absolute owner thereof (including, without limitation, the giving of instructions and entitlement orders in respect thereof);

(v)

withdraw all moneys, instruments, securities and other property in any bank, financial securities account, deposit or other account of the Pledgor constituting Collateral for application to the obligations secured by this Agreement;

(vi)

retain and apply any distributions on the Collateral to the obligations secured by this Agreement; and

(vii)

exercise any and all rights as beneficial and legal owner of the Collateral, including perfecting assignment of and exercising any and all voting, consensual and other rights and powers with respect to the Collateral.

provided that the Collateral Agent shall give Pledgor at least ten (10) days’ prior written notice of the time and place of any sale or other intended disposition of any of the Collateral, except any Collateral that threatens to decline speedily in value, including, without limitation, equity securities, or is of a type customarily sold on a recognized market.  The Collateral Agent and Pledgor agree that such notice constitutes “reasonable notification” within the meaning of Section 9-612 of the UCC.

(a)

Upon any delivery or sale of all or any part of any Collateral made either under the power of delivery or sale given hereunder or under judgment or decree in any judicial proceedings for foreclosure or otherwise for the enforcement of this Agreement, each Secured Party and the Collateral Agent is hereby irrevocably appointed the true and lawful attorney of Pledgor, in the name and stead of Pledgor, to, acting in the sole direction of the Secured Parties holding a majority of the outstanding principal amount of the Notes, make all necessary deeds, bills of sale, instruments of assignment, transfer or conveyance of the property, and all instructions and entitlement orders in respect of the property thus delivered or sold and to exercise any and all rights as beneficial and legal owner of the Collateral, including perfecting assignment of and exercising any and all voting, consensual and other rights and powers with respect to the Collateral.  For that purpose the Collateral Agent may execute all such documents, instruments, instructions and entitlement orders.  This power of attorney shall be deemed coupled with an interest, and Pledgor hereby ratifies and confirms that which its attorney acting under such power, or such attorney’s successors or agents, shall lawfully do by virtue of this Agreement.  If so requested by the Collateral Agent, by any Secured Party or by any buyer of the Collateral or a portion thereof, Pledgor shall further ratify and confirm any such delivery or sale by executing and delivering to the Collateral Agent, to such Secured Party or to such buyer or buyers at the expense of Pledgor all proper deeds, bills of sale, instruments of assignment, conveyance or transfer, releases, instructions and entitlement orders as may be designated in any such request.

(b)

In the case of an Event of Default, the Collateral Agent may proceed to realize upon the security interest in the Collateral against any one or more of the types of Collateral, at any time, as the Collateral Agent shall determine in its sole discretion subject to the foregoing provisions of this Section 8.  The proceeds of any sale of, or other realization upon, or other receipt from, any of the Collateral shall be applied by the Collateral Agent in the following order of priorities:

first, to the payment to the Collateral Agent and any Secured Party of the expenses of such sale or other realization, including compensation to the Collateral Agent based upon the Collateral Agent’s hourly rates for its professionals then in effect and such Secured Party and their respective agents and counsel, and all expenses, liabilities and advances incurred or made by the Collateral Agent or any Secured Party in connection therewith, including brokerage fees in connection with the sale by the Collateral Agent or any Secured Party of any Collateral;

second, to the payment to the Secured Parties, ratably, of all of the Company’s obligations under the Note; and

finally, if all of the obligations of Pledgor hereunder and of the Company under the Note have been fully discharged or sufficient funds have been set aside by the Collateral Agent at the request of Pledgor for the discharge thereof, any remaining proceeds shall be released to Pledgor.

SECTION .  The Collateral Agent

(a)

Each Secured Party hereby irrevocably appoints and authorizes the Collateral Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Collateral Agent by the terms hereof, together with all such powers as are reasonably incidental thereto.

(b)

The obligations of the Collateral Agent hereunder are only those expressly set forth in this Agreement.

(c)

The Collateral Agent may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

(d)

Neither the Collateral Agent nor any of its principals, directors, officers, agents or employees shall be liable for any action taken or not taken by it in connection with this Agreement (1) with the consent or at the request of any Secured Parties holding a majority of the outstanding principal amount of the Notes or (2) in the absence of its own willful misconduct, i.e. misappropriation of the Collateral for its own benefit.  The Collateral Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing(which may be a bank wire, telex or similar writing) believed by it to be genuine or to be signed by the proper party or parties.

(e)

(f)

Pledgor shall indemnify the Collateral Agent against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from the Collateral Agent’s  willful misconduct, i.e. misappropriation of the Collateral for its own benefit) that the Collateral Agent may suffer or incur in connection with this Agreement or any action taken or omitted by the Collateral Agent hereunder.

(g)

Beyond the exercise of reasonable care in the custody thereof, the Collateral Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent, bailee, clearing corporation or securities intermediary or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.  The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any agent, bailee, clearing corporation or securities intermediary selected by the Collateral Agent with diligent care in good faith (or selected by an agent, bailee, clearing corporation or securities intermediary so selected by the Collateral Agent or by any agent, bailee, clearing corporation or securities intermediary selected in accordance with this parenthetical phrase).

(h)

Any corporation or association into which the Collateral Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its agency business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which it is a party, shall be and become a successor Collateral Agent hereunder and vested with all of the title to the Collateral and all of the powers, discretions, immunities, privileges and other matters as was its predecessor without, except as provided above, the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

(i)

The Collateral Agent may be replaced and a successor Collateral Agent may be appointed by the Pledgor and the Secured Parties holding a majority of the outstanding principal amount of the Notes. If, however, there has been an Event of Default, the Collateral Agent may be replaced and a successor Collateral Agent may be appointed by the Secured Parties holding a majority of the outstanding principal amount of the Notes.Upon the acceptance of any appointment as the Collateral Agent by a successor Collateral Agent, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent under this Agreement, and the retiring Collateral Agent shall thereupon be discharged from its duties and obligations under this Agreement. After any retiring Collateral Agent’s resignation, the provisions hereof shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Collateral Agent.  The Collateral Agent’s responsibilities as Collateral Agent hereunder shall terminate if the Collateral Agent shall resign by giving ten (10) days’ written notice to the Company.  In the event of any such resignation, the Pledgor and the Secured Parties holding a majority of the outstanding principal amount of the Notes shall appoint a successor collateral agent and the Collateral Agent shall deliver to such successor collateral agent any Collateral held by the Collateral Agent.  If no successor collateral agent is appointed by the end of the ten (10) day notice period, the Collateral Agent’s sole responsibility shall be to safe-keep the Collateral pending the appointment of a successor collateral agent.  In the alternative, and at its own option, the Collateral Agent shall be entitled to petition a court of competent jurisdiction to appoint a successor collateral agent.

(j)

The Collateral Agent shall be compensated for its services in connection with this Agreement as follows: (a) the Pledgor shall pay Collateral Agent a non-refundable fee of $5,000 on the first closing of the Offering and (b) the Pledgor shall pay Collateral Agent its regular hourly rates for any work performed by the Collateral Agent as a result of a Collateral Event of Default or an Event of Default including, but not limited to, any action taken by Collateral Agent pursuant to Section 8 or 9 of this Agreement.  The Pledgor shall pay the Collateral Agent promptly upon request but in no event later than ten (10) days following the Collateral Agent’s delivery of an invoice to Pledgor.

SECTION .  Miscellaneous.

(a)

This Agreement is not intended and shall not be construed to create any rights in any person other than the Collateral Agent and the Secured Parties and their respective successors and assigns and no other person shall assert any rights as third party beneficiary hereunder.  Whenever any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party.  All the covenants and agreements herein contained by or on behalf of Pledgor and the Collateral Agent shall bind, and inure to the benefit of, their respective successors and assigns whether so expressed or not, and shall be enforceable by and inure to the benefit of the Secured Parties and their respective successors and assigns.  Without limiting the generality of the foregoing, any Secured Party may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party, herein or otherwise. Neither the Pledgor nor the Collateral Agent may assign its rights or obligations under this Agreement without the prior written consent of Secured Parties holding a majority of the aggregate principal amount of the outstanding Notes.

(b)

To the extent permitted by law, the unenforceability or invalidity of any provision or provisions of this Agreement shall not render any other provision or provisions herein contained unenforceable or invalid so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties hereto.

(c)

Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by Pledgor, the Collateral Agent and Secured Parties holding a majority of the outstanding principal amount of the Notes or, in the case of a waiver, by the party against whom the waiver is to be effective.  No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

(d)

All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard forms of telecommunication.  Notices shall be directed as follows:

to Pledgor, directed to:

Terra Nostra Resources Corp.

790 E. Colorado Blvd, 9th Floor

Pasadena, CA 91101

Fascimile:

Attention: Sun Liu James Po

With a copy to:

Gersten Savage LLP

600 Lexington Avenue, 9th Floor

New York, NY 10022

Facsimile: (212) 813-9768

Attention: Peter J. Gennuso, Esq.

to Collateral Agent, directed to:

Wollmuth Maher Deutsch LLP

500 Fifth Avenue, 12th Floor

New York, NY 10110

Facsimile: (212) 382-0050

Attention: Rory M. Deutsch, Esq.

to the Secured Parties at their respective addresses for notices set forth in the Securities Purchase Agreement.

(e)

This Agreement shall in all respects be construed in accordance with and governed by the laws of the State of New York (without reference to choice of law doctrine); provided that as to Pledged Items located in any jurisdiction other than the State of New York, the Collateral Agent on behalf of the Secured Parties shall, in addition to any rights under the laws of the State of New York, have all of the rights to which a secured party is entitled under the laws of such other jurisdiction.  The parties hereto hereby agree that the Collateral Agent’s jurisdiction, within the meaning of Section 8-110(e) of the UCC, insofar as it acts as a securities intermediary hereunder or in respect of and Collateral, is the State of New York.

(f)

Each party hereby irrevocably and unconditionally submits, to the fullest extent permitted by applicable law, to the non-exclusive jurisdiction of the Federal and state courts located in the Borough of Manhattan, in the City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

(g)

Each party hereby irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or related to this Agreement or the transactions contemplated hereby.  Each party (i) certifies that no representative, agent or attorney of the other party has represented, expressly or otherwise, that such other party would not seek to enforce the foregoing waiver in the event of any such suit, action or proceeding and (ii) acknowledges that it and the other parties have entered into this Agreement and acquired the Notes, as applicable, in reliance on, among other things, the mutual waivers and certifications in this Section.

(h)

In the event that the Company issues additional Notes after the date hereof pursuant to the Securities Purchase Agreement, each purchaser of such additional Notes shall become a Secured Party hereunder upon delivery of their signed counterpart to this Agreement.  This Agreement may be executed, acknowledged and delivered in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same agreement.

(i)

This Agreement constitutes the entire agreement and understanding among the parties with respect to its subject matter hereof and supersedes all oral communications and prior writings with respect thereto.

SECTION .  Termination of Pledge Agreement

This Agreement and the rights hereby granted by Pledgor in the Collateral shall cease, terminate and be void upon fulfillment of all of the obligations of Pledgor hereunder and of the Company under the Notes.  Any Collateral remaining at the time of such termination shall be fully released and discharged from the Security Interests and delivered to Pledgor by the Collateral Agent, all at the request and expense of Pledgor. Notwithstanding the foregoing, Pledgor agrees that its obligations hereunder and the security interest created hereunder shall continue to be effective or be reinstated, as applicable, if at any time payment, or any part thereof, of all or any part of the obligations secured hereby is rescinded or must otherwise be restored by the Secured Party upon the bankruptcy or reorganization of Pledgor or otherwise.

IN WITNESS WHEREOF, the parties have signed this Agreement as of the date and year first above written.

PLEDGOR:

Amount of initial Pledge:

________________________________

_____________ shares

________________________________

_____________ shares

________________________________

_____________ shares

________________________________

______________ shares

__________________________________

_______________ shares

COLLATERAL AGENT:

By: ______________________

Name:

Title:

SECURED PARTIES:

_____________________

By:____________________________

Name:

Title:

_____________________

By: ____________________________

Name:

Title:

Exhibit A

to

Pledge Agreement

CERTIFICATE FOR ADDITIONAL COLLATERAL

The undersigned, _______________ (“Pledgor”), hereby certifies, pursuant to Section 6(b) of the Pledge Agreement, dated as of August  __, 2007, among Pledgor, _________________, as Collateral Agent, and the Secured Parties named therein (the “Pledge Agreement”; terms defined in the Pledge Agreement being used herein as defined therein), that:

1.

(a)   Pledgor is delivering, or causing to be delivered, in accordance with Sections 6(b) and (c) of the Pledge Agreement, the following securities to the Collateral Agent to be held by the Collateral Agent as additional Collateral (the “Additional Collateral”);

______________________________

______________________________

______________________________

(b) Pledgor is delivering, or causing to be delivered, in accordance with Section 6(b) of the Pledge Agreement $____________ to the Collateral Agent to be held by the Collateral Agent as Additional Collateral

2.

Pledgor hereby represents and warrants to the Collateral Agent that the Additional Collateral is Eligible Collateral and that the representations and warranties contained in paragraphs (a), (b), (c), (d) and (e) of Section 3 of the Pledge Agreement are true and correct with respect to the Additional Collateral on and as of the date hereof.

This Certificate may be relied upon by Secured Party as fully and to the same extent as if this Certificate had been specifically addressed to Secured Party.

IN WITNESS WHEREOF, the undersigned has executed this Certificate this __ day of _____________, ____.

____________________________

[Name]